                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET





                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C3
                       CLASSES A1, A2, B, C, D, E, AND F
                           $819,764,000 (APPROXIMATE)


                            CMBS NEW ISSUE TERM SHEET


                                DECEMBER 1, 2000


[SALOMON SMITH BARNEY LOGO]                             [GREENWICH CAPITAL LOGO]


ABN AMRO N.V.
        ARTESIA BANKING CORPORATION N.V./S.A.
                              CHASE SECURITIES INC.
                                           DEUTSCHE BANC ALEX. BROWN
                                                               J.P. MORGAN & CO.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

CONTACT INFORMATION

                                             PHONE                   FAX                  EMAIL
SSB                TRADING/DISTRIBUTION
                   Paul Vanderslice          (212) 723-6156          (212) 723-8599       paul.t.vanderslice@ssmb.com
                   Jeff Lewis                (212) 723-6156          (212) 723-8599       jeff.lewis@ssmb.com
                   Jeff Sturdevant           (212) 723-6156          (212) 723-8599       jeff.sturdevant@ssmb.com
                   FINANCE
                   Angela Hutzel             (212) 816-8087          (212) 816-8307       angela.j.hutzel@ssmb.com
                   Joseph Siragusa           (212) 816-7973          (212) 202-3865       joseph.siragusa@ssmb.com
                   Jay Dewaltoff             (212) 816-7976          (212) 816-8307       Jay.dewaltoff@ssmb.com
                   ANALYTICS
                   Nancy Wilt                (212) 816-7808          (212) 816-8307       nancy.wilt@ssmb.com

GREENWICH          TRADING/DISTRIBUTION
                   Greg Jacobs               (203) 625-2900          (203) 618-2033       greg.jacobs@gcm.com
                   Chris McCormack           (203) 625-2900          (203) 618-2033       chris.mccormack@gcm.com
                   Brian Schwartz            (203) 625-2900          (203) 618-2033       brian.schwartz@gcm.com
                   FINANCE
                   Mark Jarrell              (203) 618-2373          (203) 618-2134       mark.jarrell@gcm.com
                   David Goodwin             (203) 618-2226          (203) 618-2134       david.goodwin@gcm.com

ABN AMRO           TRADING/DISTRIBUTION
                   Frank Forelle             (212) 314-1275          (212) 333-7445       Frank.Forelle@abnamro.com
                   Gerald Sneider            (212) 314-1182          (212) 333-7445       Gerald.Sneider@abnamro.com
                   FINANCE
                   Margaret Govern           (312) 904-8359          (312) 904-0900       margaret.govern@abnamro.com

ARTESIA            TRADING/DISTRIBUTION
                   Frank Persyn              011-322-204-3781        011-322-204-3751     Frank.Persyn@artesiabc.be
                   FINANCE
                   Diana Kelsey Kutas        (425) 313-3999          (425) 313-1005       Diana@artesiamortgage.com

CHASE              TRADING/DISTRIBUTION
                   Scott Davidson            (212) 834-3813          (212) 834-6598       scott.davidson@chase.com
                   Glenn Riis                (212) 834-3813          (212) 834-6572       glenn.riis@chase.com
                   David McNamara            (212) 834-3813          (212) 834-6572       david.mcnamara@chase.com

DEUTSCHE           TRADING/DISTRIBUTION
                   Justin Kennedy            (212) 469-5149          212) 469-2740        Justin.Kennedy@db.com
                   Scott Waynebern           (212) 469-5149          (212) 469-2740       Scott.Waynebern@db.com

J.P. MORGAN        TRADING/DISTRIBUTION
                   Brian Baker               (212)-648-1413          (212)-648-5907       baker_brian@jpmorgan.com
                   Andy Taylor               (212)-648-1413          (212)-648-5907       taylor_andrewb@jpmorgan.com

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  BOND CLASSES

          SERIES 2000-C3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                     EXPECTED
                     INITIAL
                     AGGREGATE    APPROX. %                                        APPROX.
                     PRINCIPAL   OF INITIAL                                        WEIGHTED
                     BALANCE OR   MORTGAGE                       PASS-THROUGH      AVERAGE
                     NOTIONAL      POOL      APPROX. INITIAL        RATE            LIFE                ERISA     PRINCIPAL PAYMENT
CLASS  RATINGS(1)    AMOUNT(2)    BALANCE   CREDIT SUPPORT(3)   DESCRIPTION(4)   (YEARS)(5)  DELIVERY  ELIGIBLE        WINDOW(5)
A-1    Aaa/AAA     $180,689,000    19.75     22.750 - 24.000     Fixed Rate         5.70       DTC       Yes     01/18/01 - 07/18/09
A-2    Aaa/AAA      520,170,000    56.87     22.750 - 24.000     Fixed Rate         9.37       DTC       Yes     07/18/09 - 10/18/10
B      Aa2/AA        42,303,000     4.62     18.250 - 19.250     Fixed/WAC Cap      9.82       DTC       Yes     10/18/10 - 10/18/10
C      A2/A          36,586,000     4.00     14.250 - 15.250     Fixed/WAC Cap      9.89       DTC       Yes     10/18/10 - 11/18/10
D      A3/A-         13,720,000     1.50     12.750 - 13.750     Fixed/WAC Cap      9.91       DTC       Yes     11/18/10 - 11/18/10
E      Baa1/BBB+     14,863,000     1.62     11.250 - 12.000     Fixed/WAC Cap      9.91       DTC       Yes     11/18/10 - 11/18/10
F      Baa2/BBB      11,433,000     1.25     10.000 - 10.750     WAC                9.91       DTC       Yes     11/18/10 - 11/18/10

PRIVATELY PLACED
CLASSES

X      Aaa/AAA     914,661,061(6)   100%           N/A           Variable Rate      N/A        N/A       N/A             N/A
G      Baa3/BBB-                                   N/A           WAC                N/A        N/A       N/A             N/A
H      NR/BB+                                      N/A           Fixed Rate         N/A        N/A       N/A             N/A
J      Ba2/BB                                      N/A           Fixed Rate         N/A        N/A       N/A             N/A
K      Ba3/BB-                                     N/A           Fixed Rate         N/A        N/A       N/A             N/A
L      B1/B+                                       N/A           Fixed Rate         N/A        N/A       N/A             N/A
M      B2/B                                        N/A           Fixed Rate         N/A        N/A       N/A             N/A
N      B3/B-                                       N/A           Fixed Rate         N/A        N/A       N/A             N/A
P      NR/NR                                       N/A           Fixed Rate         N/A        N/A       N/A             N/A

(1) Ratings shown are those of Moody's Investors Service and Standard and Poor's, respectively.

(2) Principal balances for each of the respective classes are determined based upon the mid-point of the approximate initial credit support ranges and are subject to change.

(3) Subordination ranges are based upon a discussion with the rating agencies, it is expected that final levels for each class will be within these ranges.

(4)      (i)   The pass-through rate for publicly offered classes A1 and A2 will be equal to a fixed rate.

         (ii) The pass-through rate for publicly offered classes B-E will be the lesser of a) a fixed rate and b) the Weighted Average Pool Pass-Through Rate.

         (iii) The pass-through rate for publicly offered class F will be equal to the Weighted Average Pool Pass-Through Rate.

(5) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

(6) Initial aggregate notional amount. The aggregate notional amount of the class "X" certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class "X" certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to share in prepayment premiums, if any. The pass-through rate of the class "X" certificate is the excess of the Weighted Average Pool Pass-Through Rate over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above.

                              STRUCTURAL OVERVIEW


                          [STRUCTURAL OVERVIEW CHART]


Note:  Classes are not drawn to scale

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $819,764,000 (Approximate)
KEY FEATURES:

Lead Manager and Underwriter: Salomon Smith Barney Inc.
Co-Managers and Underwriters: Greenwich Capital Markets, Inc.;
                              Artesia Banking Corporation*, ABN AMRO N.V.*;
                              Chase Securities Inc.;
                              J.P. Morgan Securities Inc.;
                              Deutsche Bank Securities Inc.
Loan Sellers:                 Greenwich Capital Financial Products, Inc.("GCFP")
                              Salomon Brothers Realty Corp. ("SBRC")
                              LaSalle Bank National Association ("LBNA")
                              Artesia Mortgage Capital Corporation ("AMCC")
Master Servicer:              Midland Loan Services, Inc.
Special Servicer:             Lennar Partners, Inc.
Trustee:                      Wells Fargo Bank Minnesota, N.A.
Cutoff Date:                  December 1, 2000
Payment Delay:                17 days
Payment Date:                 18th of each month, or the following business day
                              (commencing in January, 2001)
ERISA Eligibility:            Classes A1, A2, B, C, D, E and F are expected to
                              be ERISA eligible under lead manager's exemption.
Structure:                    Sequential Pay
Offering Type:                Public - Classes A1-F; Private - Classes X, G-P
Day Count:                    30 / 360
Tax Treatment:                REMIC
Rated Final
  Distribution Date:          July 1, 2033

*May only offer certificates outside the U.S.

COLLATERAL FACTS: (a)(b)(c)

Initial Pool Balance:                                             $914,661,061
Number of Mortgage Loans:                                                  180
Number of Properties                                                       184
Average Loan Cut-off Date Balance:                                $  5,081,450   ($494,988 to $119,577,993)
Weighted Average Mortgage Rate:                                          8.169%  (6.750% to 9.350%)
Weighted Average U/W NCF DSCR:                                            1.35x  (1.05x to 3.94x)
Weighted Average Cut-off Date LTV Ratio:                                 67.40%  (21.95% to 79.81%)
Weighted Average Remaining Term to Scheduled Maturity/ARD:             113 mos.  (52 mos. to 234 mos.)
Weighted Average Remaining Amortization Term:                          336 mos.  (100 mos. to 360 mos.)
Weighted Average Seasoning:                                              8 mos.  (0 mos. to 79 mos.)

(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable.

(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $819,764,000 (Approximate)

                                                                AGGREGATE CUT-     % OF INITIAL
                                                 NUMBER OF         OFF DATE          MORTGAGE        WTD. AVG.
                                                 MORTGAGE         PRINCIPAL             POOL         U/W NCF
               LOAN SELLERS                        LOANS           BALANCE            BALANCE          DSCR
--------------------------------------------------------------------------------------------------------------
  Greenwich Capital Financial Products, Inc.        66         $337,444,107           36.89%           1.31x
  Salomon Brothers Realty Corp                      21          257,886,272           28.19            1.44
  LaSalle Bank National Association                 27          205,284,547           22.44            1.28
  Artesia Mortgage Capital Corporation              66          114,046,135           12.47            1.37
--------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                           180         $914,661,061          100.00%           1.35X
--------------------------------------------------------------------------------------------------------------

                            NUMBER OF       AGGREGATE CUT-OFF    % OF INITIAL
                            MORTGAGED         DATE PRINCIPAL        MORTGAGE      WTD. AVG. U/W
STATE                       PROPERTIES            BALANCE         POOL BALANCE      NCF DSCR
------------------------------------------------------------------------------------------------
Illinois                         17        $241,516,982               26.41%          1.47x
California                       34         152,100,783               16.63           1.40
Michigan                         10          51,426,022                5.62           1.22
Ohio                              3          42,894,723                4.69           1.25
Massachusetts                     5          41,482,031                4.54           1.29
Washington                        7          38,905,919                4.25           1.25
New York                         10          31,165,163                3.41           1.31
Other                            98         315,169,439               34.46           1.29
------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        184        $914,661,061              100.00%          1.35X
------------------------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $819,764,000 (Approximate)

                                        AGGREGATE CUT-
                            NUMBER OF      OFF DATE     % OF INITIAL   WTD. AVG.
RANGE OF U/W NCF            MORTGAGE      PRINCIPAL       MORTGAGE      U/W NCF
     DSCR                     LOANS        BALANCE       POOL BALANCE    DSCR
--------------------------------------------------------------------------------
1.00x  to 1.09x                  4     $    13,395,674        1.46%      1.06x
1.10x  to 1.19x                  9          42,960,948        4.70       1.16
1.20x  to 1.24x                 38         277,294,558       30.32       1.23
1.25x  to 1.29x                 49         172,876,198       18.90       1.27
1.30x  to 1.39x                 38         170,543,779       18.65       1.33
1.40x  to 1.49x                 17          49,436,546        5.40       1.43
1.50x  to 1.59x                 11          45,045,636        4.92       1.54
1.60x  to 1.69x                  5         130,092,445       14.22       1.63
1.70x  to 1.99x                  4           4,785,603        0.52       1.81
2.00x  to 3.99x                  5           8,229,673        0.90       2.71
--------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       180     $   914,661,061      100.00%      1.35X
--------------------------------------------------------------------------------

                                       AGGREGATE CUT-
                           NUMBER OF      OFF DATE     % OF INITIAL    WTD. AVG.
RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL      MORTGAGE      U/W NCF
     LTV RATIO               LOANS         BALANCE     POOL BALANCE      DSCR
--------------------------------------------------------------------------------
0.00%  to 49.99%               11     $   33,693,892        3.68%        1.64x
50.00% to 54.99%               12        142,974,549       15.63         1.61
55.00% to 59.99%               10         20,200,672        2.21         1.47
60.00% to 64.99%               24         96,110,788       10.51         1.41
65.00% to 69.99%               30        139,290,733       15.23         1.31
70.00% to 74.99%               65        334,413,819       36.56         1.25
75.00% to 79.99%               28        147,976,606       16.18         1.23
--------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      180     $  914,661,061      100.00%        1.35X
--------------------------------------------------------------------------------

                                                            % OF
                                               AGGREGATE   INITIAL       MAXIMUM                 WTD. AVG.               WTD. AVG.
                                  NUMBER OF  CUT-OFF DATE  MORTGAGE    CUT-OFF DATE  WTD. AVG.    STATED    WTD. AVG.  CUT-OFF DATE
                                  MORTGAGED    PRINCIPAL    POOL        PRINCIPAL    MORTGAGE   REMAINING    U/W NCF     LOAN-TO-
PROPERTY TYPES                   PROPERTIES     BALANCE    BALANCE      BALANCE       RATE      TERM (MO.)    DSCR      VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                                55     $319,768,299    34.96%    $ 35,364,183    8.374%      111        1.29x        68.85%
Office (Shadow Rated Baa3/BBB-)        1      119,577,993    13.07      119,577,993    7.890       114        1.63         53.62
Multifamily                           40      103,846,773    11.35       15,988,455    7.941       118        1.33         70.11
Anchored Retail                       15       95,272,425    10.42       18,235,848    7.762       109        1.30         71.24
Industrial                            15       56,907,246     6.22       16,000,000    8.274       112        1.34         68.53
Office/Retail                         11       47,667,302     5.21       11,010,038    8.085       120        1.34         65.97
Single Tenant Retail                  10       34,843,644     3.81        7,095,636    8.182       123        1.21         73.13
Self Storage                           8       29,518,787     3.23        8,365,375    8.449       112        1.38         68.90
Mobile Home Park                       3       27,039,989     2.96       22,714,214    7.938       118        1.20         78.26
Office/Industrial                     10       26,478,174     2.89        6,781,144    8.483       115        1.34         69.20
Shadow Anchored Retail                 6       21,410,856     2.34        6,247,050    8.206       115        1.28         74.38
Hotel                                  3       12,136,926     1.33        9,550,083    8.854       135        1.58         62.97
Unanchored Retail                      6       11,849,644     1.30        3,391,218    8.284       113        1.25         69.41
Other                                  1        8,343,003     0.91        8,343,003    9.000        76        1.50         47.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE             184     $914,661,061   100.00%    $119,577,993    8.169%      113        1.35X        67.40%
------------------------------------------------------------------------------------------------------------------------------------


Note: For purposes of the foregoing table, Office (Shadow Rated Baa3/BBB-) refers to the shadow ratings of Baa3 from Moody's and BBB- from S&P with respect to the pooled mortgage loan secured by the mortgaged real property identified as One Financial Place.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


                           STRUCTURAL OVERVIEW - CONT.

- Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (except that if principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

- Class X will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata between Classes A1 and A2)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.02% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-        All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 certificates, pro-rata based on certificate balances)

- The pass-through rate with respect to the Class X (IO) is protected from loan modifications and/or waivers which reduce individual Mortgage Rates

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                              PREPAYMENT PROVISIONS
       INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                                   MONTHS FOLLOWING CUT-OFF DATE
                           ---------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION        0          12          24         36        48          60        72         84        96        108
Remaining Pool Balance(2)  100.00%     99.01%      97.92%     96.75%     95.49%      92.64%    90.90%     87.99%    83.48%    71.71%

Locked/Defeasance           97.80      97.43       97.46      96.15      93.00       90.64     91.07      92.12     93.31     91.67
Yield Maintenance            2.20       2.41        2.40       3.71       6.87        9.24      7.92       7.62      6.29      3.58
5% Premium                   0.00       0.15        0.15       0.14       0.13        0.12      0.00       0.00      0.00      0.00
4% Premium                   0.00       0.00        0.00       0.00       0.00        0.00      0.11       0.00      0.00      0.00
3% Premium                   0.00       0.00        0.00       0.00       0.00        0.00      0.00       0.10      0.09      0.00
2% Premium                   0.00       0.00        0.00       0.00       0.00        0.00      0.00       0.00      0.00      0.09
1% Premium                   0.00       0.00        0.00       0.00       0.00        0.00      0.00       0.00      0.00      0.00
Open                         0.00       0.00        0.00       0.00       0.00        0.00      0.89       0.15      0.31      4.65
------------------------------------------------------------------------------------------------------------------------------------
Total                      100.00%    100.00%     100.00%    100.00%    100.00%     100.00%   100.00%    100.00%   100.00%   100.00%
====================================================================================================================================

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.


                               PREPAYMENT PREMIUM


                                         AGGREGATE     % OF                                                              WTD. AVG.
                                          CUT-OFF     INITIAL                                    WTD. AVG.                CUT-OFF
                            NUMBER OF      DATE       MORTGAGE     HIGHEST CUT-OFF   WTD. AVG.     STATED      WTD. AVG.     DATE
                            MORTGAGE     PRINCIPAL     POOL         DATE PRINCIPAL   MORTGAGE    REMAINING    U/W NCF     LOAN-TO-
PREPAYMENT PREMIUM           LOANS        BALANCE     BALANCE          BALANCE        RATE       TERM (MO.)    DSCR     VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance            130      $824,108,656    90.10%      $119,577,993       8.170%        114        1.34x       68.07%
Lockout/> of YM or 1%          46        70,222,273     7.68          5,679,549       7.974         116        1.42        63.98
> of YM or 1%                   3        18,874,703     2.06          8,343,003       8.869          86        1.30        51.40
Lockout/Declining Fee           1         1,455,429     0.16          1,455,429       7.750         152        1.05        58.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      180      $914,661,061   100.00%      $119,577,993       8.169%        113        1.35X       67.40%
------------------------------------------------------------------------------------------------------------------------------------

                      PREPAYMENT PREMIUM BY MORTGAGE RATE

                                                                                                      BALANCE                % OF
                                                                                                      LOCKOUT    % OF POOL   POOL
                                     AGGREGATE       % OF                                              THEN       BALANCE   BALANCE
                                      CUT-OFF       INITIAL                 WTD. AVG.   % OF POOL     GREATER     GREATER  LOCKOUT
                       NUMBER OF       DATE         MORTGAGE    WTD. AVG.    STATED       BALANCE      OF 1%      OF 1%      THEN
                       MORTGAGE      PRINCIPAL      POOL        MORTGAGE    REMAINING   LOCKOUT THEN   OR YLD.    OR YLD.  DECLINING
MORTGAGE RATE           LOANS         BALANCE       BALANCE      RATE       TERM (MO.)  DEFEASANCE     MAINT.     MAINT.      FEE
------------------------------------------------------------------------------------------------------------------------------------
6.75% to 7.24%            1       $  1,451,686       0.16%       6.750%        95         0.00%         0.16%       0.00      0.00
7.25% to 7.49%           13         31,700,293       3.47        7.312        121         2.27          1.20        0.00      0.00
7.50% to 7.74%           19         93,868,299      10.26        7.623        113         9.31          0.95        0.00      0.00
7.75% to 7.99%           22        198,447,686      21.70        7.883        116        20.74          0.80        0.00      0.16
8.00% to 8.24%           40        174,293,961      19.06        8.098        114        17.50          1.55        0.00      0.00
8.25% to 8.49%           44        239,220,167      26.15        8.374        115        23.65          2.50        0.00      0.00
8.50% to 8.74%           29         94,381,467      10.32        8.598        117         9.61          0.45        0.26      0.00
8.75% to 8.99%            8         58,531,506       6.40        8.830         97         5.51          0.00        0.89      0.00
9.00% to 9.24%            3         22,163,684       2.42        9.097         92         1.51          0.00        0.91      0.00
9.25% to 9.49%            1            602,312       0.07        9.350         76         0.00          0.07        0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE                 180       $914,661,061     100.00%       8.169%       113        90.10%         7.68%       2.06%     0.16%
------------------------------------------------------------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                        ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

- A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

Prepayment                    (Pass-Through Rate - Discount Rate)
Premium Allocation   =        ------------------------------------
Percentage                      (Mortgage Rate - Discount Rate)

- The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

- In general, this formula provides for an increase in the percentage of Prepayment Premiums allocated to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

Allocation of Prepayment Premiums Example

     Discount Rate Fraction Methodology:
          Mortgage Rate                                   = 9%
          Bond Class Rate                                 = 7%
          Discount Rate                                   = 6%

BOND CLASS ALLOCATION    |                   CLASS X ALLOCATION
-------------------------|------------------------------------------------
                         |
7% - 6%                  |
------- = 33 1/3%        |      Receives excess premiums = 66 2/3% thereof
9% - 6%                  |

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

         DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                        AGGREGATE          % OF
                                         CUT-OFF        INITIAL     MAXIMUM CUT-               WTD. AVG.                 WTD. AVG.
                         NUMBER OF        DATE         MORTGAGE       OFF DATE     WTD. AVG.    STATED      WTD. AVG.   CUT-OFF DATE
                         MORTGAGED      PRINCIPAL        POOL        PRINCIPAL     MORTGAGE    REMAINING     U/W NCF     LOAN-TO-
PROPERTY TYPES          PROPERTIES       BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)     DSCR      VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                          55   $ 319,768,299        34.96%   $ 35,364,183       8.374%      111         1.29x        68.85%
Office (Shadow Rated             1     119,577,993        13.07     119,577,993       7.890       114         1.63         53.62
Baa3/BBB-)
Multifamily                     40     103,846,773        11.35      15,988,455       7.941       118         1.33         70.11
Anchored Retail                 15      95,272,425        10.42      18,235,848       7.762       109         1.30         71.24
Industrial                      15      56,907,246         6.22      16,000,000       8.274       112         1.34         68.53
Office/Retail                   11      47,667,302         5.21      11,010,038       8.085       120         1.34         65.97
Single Tenant Retail            10      34,843,644         3.81       7,095,636       8.182       123         1.21         73.13
Self Storage                     8      29,518,787         3.23       8,365,375       8.449       112         1.38         68.90
Mobile Home Park                 3      27,039,989         2.96      22,714,214       7.938       118         1.20         78.26
Office/Industrial               10      26,478,174         2.89       6,781,144       8.483       115         1.34         69.20
Shadow Anchored Retail           6      21,410,856         2.34       6,247,050       8.206       115         1.28         74.38
Hotel                            3      12,136,926         1.33       9,550,083       8.854       135         1.58         62.97
Unanchored Retail                6      11,849,644         1.30       3,391,218       8.284       113         1.25         69.41
Other                            1       8,343,003         0.91       8,343,003       9.000        76         1.50         47.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         184   $ 914,661,061       100.00%   $119,577,993       8.169%      113         1.35X        67.40%
------------------------------------------------------------------------------------------------------------------------------------

Note: For purposes of the foregoing table, Office (Shadow Rated Baa3/BBB-) refers to the shadow ratings of Baa3 from Moody's and BBB- from S&P with respect to the pooled mortgage loan secured by the mortgaged real property identified as One Financial Place.

[PIECHART PLOT POINTS]

Office                                  34.96%
Office (Shadow Rated Baa3/BBB-)         13.07%
Multifamily                             11.35%
Anchored Retail                         10.42%
Industrial                               6.22%
Office/Retail                            5.21%
Single Tenant Retail                     3.81%
Self Storage                             3.23%
Mobile Home Park                         2.96%
Office/Industrial                        2.89%
Shadow Anchored Retail                   2.34%
Hotel                                    1.33%
Unanchored Retail                        1.30%
Other                                    0.91%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                           AGGREGATE                                                                      WTD. AVG.
                                            CUT-OFF    % OF INITIAL   CUMULATIVE %                WTD. AVG.                CUT-OFF
                           NUMBER OF         DATE         MORTGAGE     OF INITIAL     WTD. AVG.    STATED        WTD.       DATE
                           MORTGAGED       PRINCIPAL        POOL         POOL         MORTGAGE    REMAINING    AVG. U/W    LOAN-TO-
STATE                      PROPERTIES       BALANCE        BALANCE      BALANCE         RATE      TERM (MO.)   NCF DSCR  VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Illinois                           17     241,516,982       26.41%        26.41%        7.986%       114          1.47x      60.46%
California                         34     152,100,783       16.63%        43.03%        8.278%       112          1.40       64.93%
Michigan                           10      51,426,022        5.62%        48.66%        8.087%       117          1.22       75.85%
Ohio                                3      42,894,723        4.69%        53.35%        8.345%       119          1.25       74.63%
Massachusetts                       5      41,482,031        4.54%        57.88%        8.469%        96          1.29       69.92%
Washington                          7      38,905,919        4.25%        62.14%        7.845%       111          1.25       69.73%
New York                           10      31,165,163        3.41%        65.54%        8.231%       115          1.31       71.05%
Maryland                            6      30,059,584        3.29%        68.83%        8.421%       112          1.29       67.63%
New Hampshire                       5      28,180,874        3.08%        71.91%        7.988%       101          1.26       73.12%
Virginia                            2      24,615,772        2.69%        74.60%        8.073%       118          1.24       73.70%
Florida                             6      23,438,445        2.56%        77.16%        8.200%       113          1.31       69.34%
Minnesota                           8      19,577,170        2.14%        79.30%        8.217%       126          1.34       70.01%
Connecticut                         4      16,048,386        1.75%        81.06%        8.883%       112          1.42       64.87%
District of Columbia                1      15,933,791        1.74%        82.80%        8.380%       112          1.33       72.76%
Arizona                             7      14,395,799        1.57%        84.37%        8.241%       123          1.37       68.86%
North Carolina                      3      14,122,071        1.54%        85.92%        8.349%       129          1.27       71.49%
Texas                               7      13,772,383        1.51%        87.42%        8.050%       115          1.23       67.25%
Nevada                              6      12,554,156        1.37%        88.80%        8.184%       112          1.29       74.41%
Utah                                6      12,367,780        1.35%        90.15%        8.241%       132          1.27       73.39%
Oregon                              3      11,765,257        1.29%        91.44%        8.368%       109          1.21       74.94%
Puerto Rico                         1      11,197,298        1.22%        92.66%        8.540%       103          1.26       67.58%
Colorado                            4       9,829,178        1.07%        93.73%        7.779%       114          1.16       69.55%
New Mexico                          4       9,713,701        1.06%        94.80%        8.493%       129          1.38       71.21%
Oklahoma                            4       8,336,682        0.91%        95.71%        8.215%       116          1.27       72.40%
Tennessee                           3       7,973,778        0.87%        96.58%        8.148%       112          1.29       75.29%
Pennsylvania                        2       6,261,776        0.68%        97.26%        8.348%       114          1.25       72.40%
Delaware                            2       5,439,955        0.59%        97.86%        8.152%       105          1.23       60.15%
Georgia                             1       4,064,239        0.44%        98.30%        8.050%       109          1.31       75.26%
South Dakota                        4       3,970,399        0.43%        98.74%        7.627%       178          1.30       71.39%
New Jersey                          2       3,817,225        0.42%        99.15%        8.052%       112          1.34       66.21%
Alabama                             1       2,181,165        0.24%        99.39%        8.110%       117          1.24       77.07%
Idaho                               1       1,391,114        0.15%        99.55%        8.350%       108          1.30       71.34%
Missouri                            1       1,119,278        0.12%        99.67%        8.200%       119          1.28       69.95%
Rhode Island                        1       1,036,271        0.11%        99.78%        7.900%        99          1.39       53.42%
Montana                             1         831,794        0.09%        99.87%        7.900%        99          1.45       63.25%
North Dakota                        1         665,633        0.07%        99.94%        7.350%        94          1.50       63.39%
Maine                               1         508,483        0.06%       100.00%        7.500%        96          1.36       63.56%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          184    $914,661,061      100.00%                      8.169%       113          1.35X      67.40%
------------------------------------------------------------------------------------------------------------------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                              [US MAP DATA POINTS]

IDAHO                   1 Property              $  1,391,114     0.15%
MONTANA                 1 Property              $    831,794     0.09%
NORTH DAKOTA            1 Property              $    665,633     0.07%
SOUTH DAKOTA            4 Properties            $  3,970,399     0.43%
MINNESOTA               8 Properties            $ 19,577,170     2.14%
ILLINOIS               17 Properties            $241,516,982    26.41%
MICHIGAN               10 Properties            $ 51,426,022     5.62%
OHIO                    3 Properties            $ 42,894,723     4.69%
NEW YORK               10 Properties            $ 31,165,163     3.41%
NEW HAMPSHIRE           5 Properties            $ 28,180,874     3.08%
MAINE                   1 Property              $    508,483     0.06%
MASSACHUSETTS           5 Properties            $ 41,482,031     4.54%
RHODE ISLAND            1 Property              $  1,036,271     0.11%
CONNECTICUT             4 Properties            $ 16,048,386     1.75%
NEW JERSEY              2 Properties            $  3,817,225     0.42%
PENNSYLVANIA            2 Properties            $  6,261,776     0.68%
DELAWARE                2 Properties            $  5,439,955     0.59%
MARYLAND                6 Properties            $ 30,059,584     3.29%
DISTRICT OF COLUMBIA    1 Properties            $ 15,933,791     1.74%
VIRGINIA                2 Properties            $ 24,615,772     2.69%
NORTH CAROLINA          3 Properties            $ 14,122,071     1.54%
TENNESSEE               3 Properties            $  7,973,778     0.87%
FLORIDA                 6 Properties            $ 23,438,445     2.56%
GEORGIA                 1 Property              $  4,064,239     0.44%
ALABAMA                 1 Property              $  2,181,165     0.24%
MISSOURI                1 Property              $  1,119,278     0.12%
OKLAHOMA                4 Properties            $  8,336,682     0.91%
TEXAS                   7 Properties            $ 13,772,383     1.51%
NEW MEXICO              4 Properties            $  9,713,701     1.06%
ARIZONA                 7 Properties            $ 14,395,799     1.57%
COLORADO                4 Properties            $  9,829,178     1.07%
UTAH                    6 Properties            $ 12,367,780     1.35%
NEVADA                  6 Properties            $ 12,554,156     1.37%
OREGON                  3 Properties            $ 11,765,257     1.29%
WASHINGTON              7 Properties            $ 38,905,919     4.25%
CALIFORNIA             34 Properties            $152,100,783    16.63%


* Does not include 1 property in Puerto Rico representing 1.22% of the Initial Mortgage Pool Balance.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

             DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                             AGGREGATE       % OF                                                          WTD. AVG.
                                              CUT-OFF       INITIAL   CUMULATIVE %               WTD. AVG.                 CUT-OFF
                               NUMBER OF       DATE        MORTGAGE    OF INITIAL    WTD. AVG.    STATED      WTD. AVG.     DATE
       RANGE OF CUT-OFF        MORTGAGE      PRINCIPAL       POOL         POOL       MORTGAGE    REMAINING       U/W      LOAN-TO-
        DATE BALANCES           LOANS         BALANCE       BALANCE      BALANCE       RATE      TERM (MO.)   NCF DSCR   VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
$         0 to $    999,999       23       $ 17,070,457       1.87%        1.87%        7.953%       120         1.39x      62.79%
$ 1,000,000 to $  2,499,999       59         98,335,194      10.75        12.62         8.220        121         1.39       67.07
$ 2,500,000 to $  4,999,999       48        169,436,494      18.52        31.14         8.204        113         1.31       69.92
$ 5,000,000 to $  7,499,999       24        142,117,998      15.54        46.68         8.210        114         1.31       69.41
$ 7,500,000 to $  9,999,999        7         60,042,882       6.56        53.24         8.621        106         1.38       62.90
$10,000,000 to $ 14,999,999        6         70,527,861       7.71        60.95         8.386        102         1.30       68.56
$15,000,000 to $ 24,999,999       11        202,187,997      22.11        83.06         8.022        114         1.25       72.36
$25,000,000 to $ 49,999,999        1         35,364,183       3.87        86.93         8.380        118         1.24       73.98
$50,000,000 to $119,999,999        1        119,577,993      13.07       100.00         7.890        114         1.63       53.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         180       $914,661,061     100.00%                     8.169%       113         1.35X      67.40%
------------------------------------------------------------------------------------------------------------------------------------


           [RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($MM) PLOT POINTS]

                                      0.00-    1.00-    2.50-    5.00-    7.50-    10.00-    15.00-    25.00-    50.00 -
                                      0.99     2.49     4.99     7.49     9.99     14.99     24.99     49.99     119.99
% OF INITIAL MORTGAGE POOL BALANCE    1.87%   10.75%   18.52%    15.54%   6.56%     7.71%    22.11%    3.87%      13.07%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

        DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR

                                        AGGREGATE     % OF      CUMULATIVE               WTD. AVG.                  WTD. AVG.
                                         CUT-OFF     INITIAL      % OF                    STATED                     CUT-OFF
                           NUMBER OF      DATE       MORTGAGE    INITIAL     WTD. AVG.   REMAINING   WTD. AVG.        DATE
                           MORTGAGE     PRINCIPAL      POOL       POOL       MORTGAGE      TERM         U/W           LOAN-
  RANGE OF U/W NCF DSCR     LOANS        BALANCE      BALANCE    BALANCE       RATE        (MO.)     NCF DSCR    TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------------------------
      1.00x to 1.09x           4      $ 13,395,674      1.46%      1.46%       7.897%       122        1.06x          71.05%
      1.10x to 1.19x           9        42,960,948      4.70       6.16        8.361        117        1.16           69.43
      1.20x to 1.24x          38       277,294,558     30.32      36.48        8.165        116        1.23           73.65
      1.25x to 1.29x          49       172,876,198     18.90      55.38        8.287        112        1.27           71.42
      1.30x to 1.39x          38       170,543,779     18.65      74.02        8.275        109        1.33           66.94
      1.40x to 1.49x          17        49,436,546      5.40      79.43        8.142        113        1.43           67.11
      1.50x to 1.59x          11        45,045,636      4.92      84.35        8.225        111        1.54           59.13
      1.60x to 1.69x           5       130,092,445     14.22      98.58        7.891        114        1.63           53.46
      1.70x to 1.99x           4         4,785,603      0.52      99.10        7.173        125        1.81           54.62
      2.00x to 3.99x           5         8,229,673      0.90     100.00        7.915        130        2.71           39.93
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     180      $914,661,061    100.00%                  8.169%       113        1.35X          67.40%
-------------------------------------------------------------------------------------------------------------------------------


                       RANGE OF U/W NCF DSCR [PLOT POINTS]

                                    1.00-     1.10-    1.20-    1.25-    1.30-    1.40-    1.50-   1.60-    1.70-    2.00-
                                    1.09x     1.19x    1.24x    1.29x    1.39x    1.49x    1.59x   1.69x    1.99x    3.99x
% OF INITIAL MORTGAGE POOL BALANCE  1.46%     4.70%    30.32%   18.90%   18.65%   5.40%    4.92%   14.22%   0.52%    0.90%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                        AGGREGATE CUT-  % OF INITIAL                          WTD. AVG.
                            NUMBER OF      OFF DATE       MORTGAGE     CUMULATIVE   WTD. AVG.   STATED    WTD. AVG.  WTD. AVG. CUT-
RANGE OF CUT-OFF DATE LTV   MORTGAGE      PRINCIPAL         POOL      % OF INITIAL  MORTGAGE  REMAINING   U/W NCF    OFF DATE LOAN-
         RATIO               LOANS         BALANCE         BALANCE    POOL BALANCE    RATE    TERM (MO.)    DSCR     TO-VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------------------
     0.00% to 49.99%          11       $  33,693,892        3.68%         3.68%      8.455%      104        1.64x       44.41%
    50.00% to 54.99%          12         142,974,549       15.63         19.32       7.890       114        1.61        53.55
    55.00% to 59.99%          10          20,200,672        2.21         21.52       8.018       129        1.47        58.25
    60.00% to 64.99%          24          96,110,788       10.51         32.03       8.186       116        1.41        63.13
    65.00% to 69.99%          30         139,290,733       15.23         47.26       8.284       106        1.31        67.98
    70.00% to 74.99%          65         334,413,819       36.56         83.82       8.310       116        1.25        72.64
    75.00% to 79.99%          28         147,976,606       16.18        100.00       7.956       112        1.23        77.65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     180       $ 914,661,061      100.00%                    8.169%      113        1.35X       67.40%
-----------------------------------------------------------------------------------------------------------------------------------

                 RANGE OF CUT-OFF DATE LTV RATIO [PLOT POINTS]

                                  [LINE GRAPH]

                                      0.00-49.99        50.00-     55.00-     60.00-      65.00-     70.00-      75.00-
                                                        54.99      59.99      64.99       69.99      74.99       79.99
% OF INITIAL MORTGAGE POOL BALANCE      3.68%           15.63%     2.21%      10.51%      15.23%     36.56%      16.18%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD

                                                                                                      WTD. AVG.
                            NUMBER OF    AGGREGATE CUT-    % OF INITIAL   CUMULATIVE % OF  WTD. AVG.   STATED     WTD. AVG.
RANGE OF REMAINING TERM TO  MORTGAGE   OFF DATE PRINCIPAL    MORTGAGE    INITIAL MORTGAGE  MORTGAGE   REMAINING    U/W NCF
MATURITY (MOS.)               LOANS          BALANCE       POOL BALANCE    POOL BALANCE      RATE     TERM (MO.)    DSCR
---------------------------------------------------------------------------------------------------------------------------
  0 to 83                       5        $ 29,252,248          3.20%           3.20%        8.922%        64        1.35x
 84 to 107                     44         135,884,226         14.86           18.05         7.990        102        1.33
108 to 119                    108         661,050,043         72.27           90.33         8.189        115        1.35
120 to 143                      9          71,314,279          7.80           98.12         8.055        121        1.32
144 to 179                      4           5,440,058          0.59           98.72         8.173        165        1.35
180 to 215                      2           2,408,798          0.26           98.98         7.917        201        1.57
216 to 239                      8           9,311,408          1.02          100.00         7.900        223        1.43
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      180        $914,661,061        100.00%                        8.169%       113        1.35X
---------------------------------------------------------------------------------------------------------------------------

                              WTD. AVG. CUT-
RANGE OF REMAINING TERM TO    OFF DATE LOAN-
MATURITY (MOS.)               TO-VALUE RATIO
--------------------------------------------
  0 to 83                         61.40%
 84 to 107                        67.96
108 to 119                        67.61
120 to 143                        68.59
144 to 179                        52.69
180 to 215                        59.82
216 to 239                        64.86
-------------------------------------------
TOTAL / WEIGHTED AVERAGE          67.40%
-------------------------------------------

                                  [LINE GRAPH]

      RANGE OF REMAINING TERMS TO SCHEDULED MATURITY (MONTHS) [PLOT POINTS]

                                      0-83       84-107    108-119     120-143     144-179    180-215    216-239
% OF INITIAL MORTGAGE POOL BALANCE    3.20%      14.86%    72.27%       7.80%       0.59%      0.26%      1.02%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  TOP TEN LOANS

                                                                                  AGGREGATE CUT- % OF INITIAL
     TEN LARGEST LOANS:                                                              OFF DATE       MORTGAGE
                                                 LOAN                               PRINCIPAL         POOL       MORTGAGE
     PROPERTY NAME(S)                         ORIGINATOR    PROPERTY TYPE            BALANCE         BALANCE       RATE
-------------------------------------------------------------------------------------------------------------------------
1)   One Financial Place                         SBRC          Office            $ 119,577,993        13.07%      7.890%
2)   Medical Mutual of Ohio                      LBNA          Office               35,364,183         3.87       8.380
3)   Jorie Plaza                                 LBNA          Office               22,800,000         2.49       8.330
4)   Westland Meadows                            GCFP          Mobile Home Park     22,714,214         2.48       7.830
5)   Stonegate One                               GCFP          Office               20,985,981         2.29       8.025
6)   149 New Montgomery Street                   SBRC          Office               18,809,602         2.06       8.880
7)   Friedman Portfolio (Crossed Loan Group)     LBNA                               18,500,000         2.02       7.549
     101 West Grand                                            Office/Retail        10,000,000         1.09       7.590
     57 W. Grand                                               Office                6,000,000         0.66       7.550
     40 West Hubbard                                           Office/Retail         2,500,000         0.27       7.380
8)   South Loop Market Place                     LBNA          Anchored Retail      18,235,848         1.99       7.280
9)   Granite State Marketplace                   GCFP          Anchored Retail      18,205,497         1.99       7.735
10)  Pacific Plaza                               GCFP          Office               16,426,642         1.80       8.400
-------------------------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                                                    $ 311,619,961        34.07%      8.004%
-------------------------------------------------------------------------------------------------------------------------

                                                                      CUT-OFF
     TEN LARGEST LOANS:                         STATED               DATE LOAN-
                                              REMAINING     U/W NCF   TO-VALUE
     PROPERTY NAME(S)                          TERM (MO.)    DSCR        RATIO
-------------------------------------------------------------------------------
1)   One Financial Place                         114         1.63x      53.62%
2)   Medical Mutual of Ohio                      118         1.24       73.98
3)   Jorie Plaza                                 120         1.20       70.15
4)   Westland Meadows                            119         1.20       78.32
5)   Stonegate One                               119         1.23       73.89
6)   149 New Montgomery Street                   110         1.23       70.61
7)   Friedman Portfolio (Crossed Loan Group)     120         1.58       63.39
     101 West Grand                              120         1.58       63.39
     57 W. Grand                                 120         1.58       63.39
     40 West Hubbard                             120         1.58       63.39
8)   South Loop Market Place                     119         1.24       79.81
9)   Granite State Marketplace                    93         1.23       75.86
10)  Pacific Plaza                               116         1.25       69.02
-------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                    115         1.40X      65.56%
-------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                      SBRC #6605225 - One Financial Place


                 LOAN INFORMATION

CUT-OFF DATE BALANCE:           $119,577,993
% OF INITIAL MORTGAGE POOL      13.07%
BALANCE:
NOTE DATE:                      5/2/00
ANTICIPATED REPAYMENT DATE:     6/1/10
MATURITY DATE:                  6/1/30
MORTGAGE RATE:                  7.89%
ARD RATE:                       9.89%
AMORTIZATION TERM:              360
LOCK BOX:                       Hard Lock Box in lender's name
MEZZANINE DEBT:                 Not permitted


BORROWER/ SPONSOR:

One Financial Place, LP is a special purpose entity with an independent director and non-consolidation opinion. The borrowing entity is composed of Travelers Insurance Company with a 10% interest and Geno One Financial Place L.P., a Delaware limited partnership with the remaining 90% interest. Geno One Financial Place L.P., consists of GZB-Bank, Stuttgart, SGZ-Bank AG, Frankfurt, and WGZ-Bank, Duesseldorf each having a 33 1/3% ownership interest. The German banks intend to syndicate their respective interests to German investors.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 30 payments of its term; subject to defeasance for the next 87 payments and open to prepayment without penalty for the last 3 payments.

                                 MAJOR TENANTS

               BASE
               RENT                 % OF TOTAL   LEASE
               PSF     NRSF           NRSF       EXPIRATION
               ---     ----           ----       ----------
Chicago
Stock          $23.48  166,373(1)     16.4%       4/30/05
Exchange
               $20.00  4,996          0.50%       8/30/00
               $25.92  40,872         4.00%       4/30/15
               --------------------------------------------
Total          $23.87  212,741        20.86%

First
Options        $19.73  96,474(2)      9.46%       2/28/03
               $18.10  4,220          0.40%       4/30/05
               --------------------------------------------
Total          $19.66  100,694        9.86%

Options
Clearing       $25.27  64,459         6.3%        1/31/02
Corp

Morgan
Stanley        $24.10  51,634         5.1%        12/31/02

ABN
AMRO           $22.85  51,100         5.0%        1/31/04


Notes:

1. The Chicago Stock Exchange has sub-leased 100,673 SF to
Depository Trust Company.

2. First Options of Chicago has sub-leased an additional 84,639 SF from Depository Trust Company effectively making it the largest tenant in the building with 181,818 SF.

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $244,638 ($0.24 psf) deposited at closing and $244,638 ($0.24 psf) escrowed annually on each May 1, for the life of the loan.

Tenant improvements and leasing commissions: Initial deposit of $2,005,362 ($1.97 psf); with a continuing escrow deposit of $2,005,362 ($1.97 psf) on each May 1, for the life of the loan.

Borrower has right to deliver an LOC in lieu of above escrows. If the loan is not repaid before ARD, TI/LC will convert to a monthly escrow for the term of remaining loan.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


November 30, 2000 2:12 PM

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                       SBRC #6605225 - One Financial Place


            PROPERTY INFORMATION

  PROPERTY TYPE:           Office
  LOCATION:                Chicago, IL
  YEAR BUILT/RENOVATED:    1984 / NAP
  PROPERTY SIZE:           1,019,325 SF
  CUT-OFF DATE BALANCE
  PER SF:                  $117.31

  GENERAL CHARACTERISTICS:

  The property is a 1,019,325 SF, Class A CBD office building located at 440 South LaSalle Street, Chicago, Illinois. The 39-story property has an adjacent five-story "annex" building which houses the trading floor of the Chicago Stock Exchange. The property is interconnected to the Chicago Board of Options Exchange, which in turn is interconnected to the Chicago Board of Trade, making it the largest financial and trading center in the world. The building was constructed in 1984 and has attractive amenities including a private fitness center, 22-room hotel, a five star restaurant on the penthouse floor and a 320-car parking garage.

  The site has excellent access to Congress Parkway, which provides immediate access to the I-90/94 and I-290 expressways. The subject building has direct access to the CTA elevated line, the O'Hare/Congress/Douglas subway line and CTA bus stops. The south end of the building contains the LaSalle Street Station of the Metro Line train.

  Chicago CBD has 125 million square feet of office space with a vacancy rate of 5.5%. Subject is located in the Central Loop sub-market, which has 34.5 million square feet of office space and a vacancy rate of 3.1%.

  PROPERTY MANAGER:              Jones Lang LaSalle,
                                 subcontractor to 440 South
                                 LaSalle LLC.
  OCCUPANCY (AS OF DATE):        95% (3/13/00)
  U/W NOI                        $19,651,616
  U/W NET CASH FLOW:             $17,029,161
  U/W NET CASH FLOW DSCR:        1.63x
  APPRAISED VALUE ($ psf):       $223,000,000 ($219 psf)
  APPRAISAL DATE:                3/1/00
  CUT-OFF DATE LTV RATIO:        53.62%
  MATURITY DATE/ARD LTV
  RATIO:                         47.99%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        LBNA #1 - MEDICAL MUTUAL OF OHIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $ 35,364,183

% OF INITIAL MORTGAGE
POOL BALANCE:                   3.87%

NOTE DATE:                      09/29/00

MATURITY DATE:                  10/1/00

MORTGAGE RATE:                  8.38%

AMORTIZATION TERM:              360

BORROWER/SPONSOR:

MMCO, LLC is a special purpose entity. MMCO Holding LLC is the managing member and BFG (Bentley Forbes Group) Holdings 2000 II is the 100% member of MMCO Holding, LLC. BFG Holdings 2000 II is comprised of 60% GFW Trust, 15% C. Frederick Wehba and 10% Chad Wehba, with the remaining percentages owned by various Wehba family members.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

-------------------------------------------------------------------------------
                               MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
Medical
Mutual of             $13.21         381,176         100%              9/30/20
Ohio

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: A $286,000 ($0.75 psf) surety bond is held for the life of the loan in lieu of monthly collections.

Tenant improvements and leasing commissions: A $3,800,000 ($9.97 psf) surety bond is held for the life of the loan in lieu of monthly collections.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office

LOCATION:                    Cleveland, OH

YEAR BUILT/RENOVATED:        1900 / 1999

PROPERTY SIZE:               381,176 SF

CUT-OFF DATE BALANCE
PER SF:                      $92.78


GENERAL CHARACTERISTICS:

The property is a vintage, 10 story, 381,176 SF office building located in downtown Cleveland, Ohio. The property was built in 1900 with a full interior renovation ($16mm) completed in 1995 and an exterior renovation ($5mm) in 1999. Medical Mutual of Ohio has occupied the building since the 1950's and is currently renting the entire building on a 20 year absolute net lease. It is the oldest and largest health care insurer in Ohio with a 15% market share. Standard & Poor's has rated Medical Mutual BB with a stable outlook.

PROPERTY MANAGER:              Owner Managed

OCCUPANCY (AS OF DATE):        100% (9/30/00)

U/W NOI:                       $4,523,389

U/W NET CASH FLOW:             $4,019,905

U/W NET CASH FLOW DSCR:        1.24x

APPRAISED VALUE ($ PSF):       $47,800,000 ($125.40 psf)

APPRAISAL DATE:                8/1/00

CUT-OFF DATE LTV RATIO:        73.98%

MATURITY DATE/ARD LTV
RATIO:                         66.81%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                             LBNA #34 - JORIE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:       $22,800,000

% OF INITIAL MORTGAGE
POOL BALANCE:               2.49%

NOTE DATE:                  11/22/00

MATURITY DATE:              12/1/10

MORTGAGE RATE:              8.33%

AMORTIZATION TERM:          360

BORROWER/ SPONSOR:

The borrower, 800 Jorie Plaza LLC is a special purpose entity with an independent director. It is 100% owned by Prime Group Realty Trust (PGRT). PGRT is a NYSE listed REIT and is the largest owner of office and industrial properties in metropolitan Chicago. Their portfolio consists of 27 office properties totaling 8.8 million net rentable square feet, 31 industrial properties totaling 3.8 million net rentable square feet and 206.3 acres of developable land. PGRT has a stated net worth in excess of $545mm as of June 30, 2000.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

-------------------------------------------------------------------------------
                               MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
Ameritech
Information           $17.86       69,455              36%             8/31/07
System

Nextlink              $15.85       55,061              29%             4/21/08

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $38,333 ($0.20 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $256,631 ($1.34 psf) escrowed monthly for the life of the loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office

LOCATION:                    Oak Brook, IL

YEAR BUILT/RENOVATED:        1961 / 1999

PROPERTY SIZE:               191,666 SF

CUT-OFF DATE BALANCE
PER SF:                      $118.96


GENERAL CHARACTERISTICS:

The property consists of two adjacent, Class A- office buildings located on Jorie Boulevard near in Oak Brook, IL , a first tier Chicago suburb. The property is located near the core of the retail and business activity centered around the Oak Brook Center regional mall. Additionally it has excellent access to all of the major interstate highways connecting it to Chicago's CBD and the airports. The two buildings consist of 191,666 SF of net rentable area. The property has a strong mix of national and regional tenants and is anchored by Ameritech and Nextlink

PROPERTY MANAGER:                 Prime Group Realty , L.P., borrower related.

OCCUPANCY (AS OF DATE):           100% (11/7/00)

U/W NOI:                          $2,787,822

U/W NET CASH FLOW:                $2,492,858

U/W NET CASH FLOW DSCR:           1.20x

APPRAISED VALUE ($ PSF):          $32,500,000 ($170 psf)

APPRAISAL DATE:                   11/1/00

CUT-OFF DATE LTV RATIO:           70.15%

MATURITY DATE/ARD LTV
RATIO:                            63.21%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                      GCFP #03-0812051 - Westland Meadows
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                     $22,714,214

% OF INITIAL MORTGAGE POOL BALANCE:       2.13%

ORIGINATION DATE:                         10/12/00

MATURITY DATE:                            11/1/00

MORTGAGE RATE:                            7.83%

AMORTIZATION TERM:                        360

BORROWER/ SPONSOR:

Westland Meadows, L.L.C, is a special purpose entity with an independent director and a non-consolidation opinion. JMB Westland Meadows, Inc. is the 1% managing member. The remaining 99% of the entity is owned by Westland Park Associates (50%), S&R Properties (12.5%), Cobra Investments (12.5%), Mary Lou Romano, Trustee (12.5%) and various other investors (none of whom owns more than 5% of the borrower). JMB Westland Meadows, Inc. is owned 100% by Joseph Boyle. Joseph Boyle also owns 2.50% of Westland Meadows LLC and 33.33% of Westland Park Associates.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments of its term; subject to defeasance for the next 91 payments and open to prepayment without penalty for the last 4 payments.

--------------------------------------------------------------------------------
                        RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $38,600 ($49.87 per pad) escrowed monthly for the life of the loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                            Mobile Home Park

LOCATION:                                 Westland, MI

YEAR BUILT/RENOVATED:                     1985 / NAP

PROPERTY SIZE:                            774 Pads

CUT-OFF DATE BALANCE PER UNIT:            $29,346.53

GENERAL CHARACTERISTICS:

The property is a 774-pad mobile home community on 117.72 acres (6.57 pads per acre) located in Westland, Michigan, a suburb of Detroit. The park was developed in 1985 and expanded in 1988 and 1989 by the borrower. Over the past five years, the subject has maintained occupancy levels above 99%. Amenities at the property include a community center, pool, playground, and cable television.


PROPERTY MANAGER:                 Midway Corporation

OCCUPANCY (AS OF DATE):           99% (8/23/99)


U/W NOI:                          $2,401,899

U/W NET CASH FLOW:                $2,363,299

U/W NET CASH FLOW DSCR:           1.20x

APPRAISED VALUE ($ PAD):          $29,000,000.00 ($37,468/pad)

APPRAISAL DATE:                   8/29/00

CUT-OFF DATE LTV RATIO:           78.32%

MATURITY DATE/ARD LTV
RATIO:                            69.78%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        GCFP #03-0810413 - Stonegate One
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $20,985,981

% OF INITIAL MORTGAGE
POOL BALANCE:                   1.97%

ORIGINATION DATE:               10/11/00

MATURITY DATE:                  11/1/10

MORTGAGE RATE:                  8.025%

AMORTIZATION TERM:              360

BORROWER/SPONSOR:

Wellington Place Associates LLC, special purpose entity, with a non-consolidation opinion. Spaulding & Slye Real Estate Services Company, Inc. (S&SRESCI), owns 0.95% of the Borrower. The remaining 63 members are individuals and officers of the Borrower. The largest individual member has a 9.3417% interest. The Borrower is managed by a special purpose manager, Wellington Place Manager, Inc. (Manager), a Virginia Corporation, which is also an SPE, and holds no economic interest in the Borrower. James B. Karman and William N. Whelan are the President and CEO of the Manager, respectively. Each owns 50% of the stock.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments of its term; subject to defeasance for the next 91 payments and open to prepayment without penalty for the last 4 payments.

-------------------------------------------------------------------------------
                               MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
Lockheed Martin
Corporation           $23.00       142,477            100%            12/31/07


--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $5,343 ($0.04 psf) deposited at closing and $21,372 ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions will be collected starting January 1, 2002. Annual contributions to the TI & LC escrow will be equal to the contractual increase in base rent payments over the Year 1 base rent. The escrow account balance is capped at $2,000,000 ($14.04 psf).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office

LOCATION:                    Chantilly, VA

YEAR BUILT/ RENOVATED:       2000/NAP

PROPERTY SIZE:               142,477 SF

CUT-OFF DATE BALANCE

PER SF:                      $147.29


GENERAL CHARACTERISTICS:

The property consists of a 6-story, Class A office building, completed in September 2000, by the borrowing entity. The property is 100% occupied by Lockheed Martin (LM) on a 7-year lease (expires 12/31/07).

LM was formed in March, 1995 with the merger of Lockheed Corporation and Martin Marietta Corporation. LM is listed on the New York Stock Exchange (LMT), and is ranked 41st on the 1999 Fortune 500 list of largest industrial corporations. As of year-end 1999, it employed 149,000 employees in the United States and overseas in 939 facilities located in 457 cities and 45 states throughout the US and in 56 nations and territories internationally. Sales for 1999 were $25.5 billion, and 1999 net earnings were $382 million. The company is headquartered in Bethesda, MD. LM is one of the world's largest diversified technology companies. Its business areas include aeronautics, space, systems integration, and technology services. It has government and commercial customers worldwide. In 1999, 53% of its sales were to the U.S. Department of Defense; 19% to NASA & other government agencies; 6% to domestic commercial customers; and 22% international.

PROPERTY MANAGER:                 Spaulding & Slye Services, L.P.

OCCUPANCY (AS OF DATE):           100% (9/15/00)

U/W NOI:                          $2,486,233

U/W NET CASH FLOW:                $2,286,128

U/W NET CASH FLOW DSCR:           1.23x

APPRAISED VALUE ($ PSF):          $28,400,000 ($199 psf)

APPRAISAL DATE:                   1/1/01

CUT-OFF DATE LTV RATIO:           73.89%

MATURITY DATE/ARD LTV
RATIO:                            66.14%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                       SBRC #6603559 - 149 NEW MONTGOMERY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $18,809,602

% OF INITIAL MORTGAGE
POOL BALANCE:                   2.06%

NOTE DATE:                      1/14/00

MATURITY DATE:                  2/1/10

MORTGAGE RATE:                  8.88%

AMORTIZATION TERM:              360

BORROWER/SPONSOR:

149 New Montgomery LLC, is a special purpose, entity with an independent director and non-consolidation opinion. The key principals are Harold A. Parker (40%), Jonathan Parker (25%) and Thomas Monahan (30%). The three key principals have a total net worth in excess of $75MM.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 34 payments of its term; subject to defeasance for the next 84 payments and open to prepayment without penalty for the last 2 payments.

-------------------------------------------------------------------------------
                                 MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
E-Greetings
Network               $34.83        76,687            96%              8/31/09

Utrecht
Manufacturing         $40.00         3,063             4%             10/31/04
Corporation

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $15,950/year ($0.20 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $9,969 ($0.13 psf) deposited at closing and $119,624/year ($1.50 psf) escrowed monthly for the life of the loan.

E-Greetings is required to post a letter of credit in the amount of 2,000,000 to be held and administered by lender if E-Greetings net worth falls below 25,000,000.

Twelve months prior to E-Greetings lease expiration if tenant has not exercised its option to renew, a full cash sweep will be implemented.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office

LOCATION:                    San Francisco, CA

YEAR BUILT/RENOVATED:        1907 / 1999

PROPERTY SIZE:               79,750 SF

CUT-OFF DATE BALANCE
PER SF:                      $235.86



GENERAL CHARACTERISTICS:

The property is a 79,750 SF, Class A office building in San Francisco, California. The 100% occupied property was built in 1907, and underwent a complete gut renovation in 1999. E-Greetings occupies 96% of the building. As of September 30, 2000, E-Greetings had a reported book equity of $87MM.

E-greetings Network, Inc. is Nasdaq-listed company under the symbol EGRT. Significant investors include American Greetings, NBC-GE, Vulcan Ventures - Microsoft co-founder Paul Allen, Altos Partners, new Enterprise Associates, Entities Affiliated with Weiss, Peck & Greer Venture Partners.

According to the CB Richard Ellis Third Quarter 2000, San Francisco Market Report, rents are ranging from $66 to $77 with a 2% vacancy rate. Rents at the subject property are significantly below market.

PROPERTY MANAGER:                 149 New Montgomery
                                  Managers owned and operated
                                  by the borrower.

OCCUPANCY (AS OF DATE):           100% (6/30/00)

U/W NOI:                          $2,361,860

U/W NET CASH FLOW:                $2,226,287

U/W NET CASH FLOW DSCR:           1.23x

APPRAISED VALUE ($ PSF):          $26,640,000 ($334 psf)

APPRAISAL DATE:                   4/16/00

CUT-OFF DATE LTV RATIO:           70.61%

MATURITY DATE/ARD LTV
RATIO:                            64.72%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 LBNA - Friedman Portfolio (Crossed Loan Group)
                  #8 - 101 W. Grand Ave. #14 - 57 W. Grand Ave.
                             #28 - 40 W. Hubbard St.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE:           $18,500,000(1)

% OF INITIAL MORTGAGE           2.02%

POOL BALANCE:

NOTE DATE:                      11/15/00

MATURITY DATE:                  12/1/10

MORTGAGE RATE:                  7.55% (7.59%, 7.55%, 7.38%, respectively)

AMORTIZATION TERM:              360

BORROWER/ SPONSOR:

101 W. Grand LLC, 57 W. Grand LLC and 40 W. Hubbard LLC are the borrowers for the loans on the respective properties. Each is a special purpose entity and all are managed by Friedman Properties Ltd., a related entity.

The borrowers are controlled by Albert Friedman, who has been involved in the construction, renovation and property management in the Chicago area for over 20 years. Mr. Friedman is an attorney and a licensed real estate broker and has successfully rehabilitated more than 1.0 million square feet of commercial and residential property.

CALL PROTECTION AT ORIGINATION:

Each of the loans is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

-------------------------------------------------------------------------------
                                 MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
Brinker
International         $29.14       24,886             34%             03/31/11

Williams Labadie,
LLC                   $19.29       19,685             24%             09/30/05


Prime Steak
Chicago, Inc.         $24.12        7,500             59%              8/31/02

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly for each property.

Replacement reserves: 101 W. Grand: $10,932 year ($0.15 psf); 57 W. Grand:
$12,528 ($0.15 psf); 40 W. Hubbard: $2,052 ($0.16 psf); escrowed monthly for the lives of each loan.

Tenant improvements and leasing commissions: 101 W. Grand: $80,064 year ($1.10 psf); 57 W. Grand: $91,812 ($1.10 psf); 40 W. Hubbard: $14,100 ($1.10 psf)
escrowed monthly.



(1.) Cross-collateralized mortgage loan group aggregate cut-off date balance. Individual loan balances are $10,000,000, $6,000,000 and $2,500,000, respectively.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office/Retail

LOCATION:                    Chicago, IL

YEAR BUILT/RENOVATED:        1872/1998, 1912/1991,
                             1950/1991 respectively

PROPERTY SIZE:               72,865, 83,469, 12,672 sf
                             respectively

CUT-OFF DATE BALANCE         $137.24, $71.88 and $197
PER SF:                      respectively


GENERAL CHARACTERISTICS:

101 W. Grand Ave. is a 72,865 SF loft office building located in Chicago's River North area, which is eight blocks west of Chicago's "Magnificent Mile", a major retail area in metropolitan Chicago. The building is 100% occupied, and the tenant mix includes 11 office users and a ground floor restaurant that has reported sales of $564/sf.

57 W. Grand is a 83,469 SF loft office building located in Chicago's River North area. The building is 100% occupied by a mixture of office (85%) and retail (15%) users.

40 W. Hubbard is a 12,672 SF office building also located in Chicago's River North area. The property is 100% occupied with a tenant mix of retail (75%) and office (25%) users.


PROPERTY MANAGER:                 Friedman Properties Ltd., borrower related.

OCCUPANCY (AS OF DATE):           100% (9/30/00)

U/W NOI:                          $2,697,959

U/W NET CASH FLOW:                $2,471,798

U/W NET CASH FLOW DSCR:           1.58x

APPRAISED VALUE ($ PSF):          $29,185,000 ($173 psf)

APPRAISAL DATE:                   10/12/00

CUT-OFF DATE LTV RATIO:           63.39%

MATURITY DATE/ARD LTV
RATIO:                            56.05%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        LBNA #3 - SOUTH LOOP MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $18,235,848

% OF INITIAL MORTGAGE           1.99%
POOL BALANCE:

NOTE DATE:                      10/19/00

MATURITY DATE (ARD):            11/1/10

MORTGAGE RATE:                  7.28%

AMORTIZATION TERM:              360

BORROWER/SPONSOR:

South Loop Marketplace is owned under a tenants in common structure composed of TJN-SOO T LLC, WPC-SOO T LLC, and SOO T LLC. Each tenant is a special purpose entity with an independent director and a non-consolidation opinion. Hiffman Shaffer Associates (HSA) has an ownership interest in SOO T LLC. HSA developed and is currently managing South Loop Marketplace. HSA has developed over 15mm sf of industrial, office and retail projects. Principals include John Shaffer, E. Thomas Collins, Richard Hulina and William Colson.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

-------------------------------------------------------------------------------
                                 MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
Dominick's            $18.53        71,373            70%             10/31/17
Kinko's               $18.80         5,644             6%              2/28/08

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $15,360/year ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $30,960/year ($0.30 psf) escrowed monthly.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Anchored Retail

LOCATION:                    Chicago, IL

YEAR BUILT/RENOVATED:        1998 / NAP

PROPERTY SIZE:               102,265 SF

CUT-OFF DATE BALANCE
PER SF:                      $178.32



GENERAL CHARACTERISTICS:

The property is a 102,265 SF shopping center located in the south loop area of Chicago. This area has experienced extensive residential development and is currently under-served by retail projects. Developed in 1998, the South Loop Marketplace is anchored by a 71,373 SF Dominick's grocery. Other tenants include Kinko's, Wolf Camera, Subway, Bedding Experts and GNC.

PROPERTY MANAGER:                 Hiffman Shaffer Associates, borrower related.

OCCUPANCY (AS OF DATE):           100% (8/30/00)

U/W NOI:                          $1,902,700

U/W NET CASH FLOW:                $1,852,372

U/W NET CASH FLOW DSCR:           1.24x

APPRAISED VALUE ($ PSF):          $22,850,000 ($223 psf)

APPRAISAL DATE:                   9/15/00

CUT-OFF DATE LTV RATIO:           79.81%

MATURITY DATE/ARD LTV
RATIO:                            70.14%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                  GCFP #03-0810092 - GRANITE STATE MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $18,205,497

% OF INITIAL MORTGAGE           1.70%
POOL BALANCE:

ORIGINATION DATE:               8/19/98

MATURITY DATE:                  9/1/08

MORTGAGE INTEREST
RATE:                           7.735%

AMORTIZATION TERM:              360


BORROWER/SPONSOR:

Granite Equity Partners, LLC is a special purpose entity with an independent director and a non-consolidation opinion. Its managing member is Granite Managing Member, Inc., a single purpose entity which owns .01%. The other members owning more than a 20% interest in the Borrower are as follows:
Constantine Alexakos 23.57%, Kambiz and Nazgol (Kambiz's wife) Shahbazi under Sartir Trust I owning 23.57% and John Coumantaros owning 24.54%. Mssrs. Alexakos and Shahbazi are the key principals of the Borrower. There are six other members with minority ownership interest.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 51 payments of its term; subject to defeasance for the next 65 payments and open to prepayment without penalty for the last 4 payments.

-------------------------------------------------------------------------------
                                 MAJOR TENANTS
-------------------------------------------------------------------------------
                         BASE
                         RENT                       % OF TOTAL        LEASE
                         PSF            NRSF           NRSF          EXPIRATION
                         ---            ----           ----          ----------
Wal-Mart Stores, Inc.    $5.34         82,550           33%           12/8/10
Shaw's Supermarkets,
Inc.                     $9.00         48,394           19%           11/8/13

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $42,504 ($0.17 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $25,000 ($0.10 psf) deposited at closing and $80,208 ($0.32 psf) escrowed monthly for the life of the loan.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Anchored Retail

LOCATION:                    Hooksett, NH

YEAR BUILT/RENOVATED:        1988 / NAP

PROPERTY SIZE:               249,621 SF

CUT-OFF DATE BALANCE
PER UNIT:                    $72.93


GENERAL CHARACTERISTICS:

The 249,621 SF property was constructed in 1988 and is located 25 miles north of the New Hampshire/Massachusetts border along I-93. The property is anchored by Wal-Mart, Shaw's Supermarket, and Osco Drugs. National tenants include Burger King, Shell Gas, Fashion Bug, GNC, Kay Bee Toys, Payless Shoes, and the U.S. Post Office.

The largest tenant, Wal-Mart, has been at the subject property since 1990 and reported 1999 sales of $239/SF, an increase of 6.4% over 1998. The international discount chain has a total of 1,742 Wal-Mart stores, 835 Superstores, 469 Sam's Clubs, and 1,041 international Wal-Mart stores. Wal-Mart, as of January, 2000, had 1.14 million employees. As of 10/16/00, Moody's rated Wal-Mart's senior unsecured debt Aa2 and Standard & Poors rated their long-term foreign issuer credit AA.

PROPERTY MANAGER:                 Everest Partners, LLC

OCCUPANCY (AS OF DATE):           98% (10/1/00)

U/W NOI:                          $2,066,805

U/W NET CASH FLOW:                $1,963,623

U/W NET CASH FLOW DSCR:           1.23

APPRAISED VALUE ($ PSF):          $24,000,000 ($96 psf)

APPRAISAL DATE:                   9/1/00

CUT-OFF DATE LTV RATIO:           75.86%

MATURITY DATE/ARD LTV
RATIO:                            68.65%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                           GCFP #11483 - PACIFIC PLAZA
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $16,426,642

% OF INITIAL MORTGAGE           1.54%

POOL BALANCE:

ORIGINATION DATE:               7/21/00

MATURITY DATE:                  8/1/00

MORTGAGE INTEREST
RATE:                           8.40%

AMORTIZATION TERM:              360


BORROWER/SPONSOR:

Sutter Place, LLC is a special purpose entity with an independent director. The 1% managing member is 1375 Sutter Management, Inc., a California Corporation formed in connection with the origination of the loan. Alexis Wong is the sole owner of 1375 Sutter Management and also holds a 14% interest in the Borrower. The remaining members of the LLC are: John Wai (50%), Hok Ching Chan and Frank Chan (10% each), Aurora Chong (15%), Burton Jang (5%) and Ja Yu Fend (5%).

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 28 payments of its term; subject to defeasance for the next 88 payments and open to prepayment without penalty for the last 4 payments.

-------------------------------------------------------------------------------
                               MAJOR TENANTS
-------------------------------------------------------------------------------
                      BASE
                      RENT                        % OF TOTAL          LEASE
                      PSF            NRSF            NRSF            EXPIRATION
                      ---            ----            ----            ----------
ShopExpert.Com        $34.14         8,213            10%             8/31/02

American
Technology            $47.00         5,027             6%             5/31/05
Funding, Inc.


--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $1,632 ($0.02psf) deposited at closing and $19,584 ($0.24 psf) escrowed monthly for the life of the loan.


TI and LC reserves: $8,040 ($0.10 psf) deposited at closing and $96,480 ($1.18 psf) escrowed monthly for the life of the loan.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:               Office

LOCATION:                    San Francisco, CA

YEAR BUILT/RENOVATED:        1974 / 2000

PROPERTY SIZE:               81,551 SF

CUT-OFF DATE BALANCE
PER UNIT:                    $201.43


GENERAL CHARACTERISTICS:

The property is a 4-story, Class B office building and a 3-level parking garage located 1 mile west of the San Francisco CBD. Current occupancy is 94.79%, and is comprised of 31 tenants with an average of 2,631 sq. ft. per tenant. Industries represented by the tenants are diversified and, in terms of occupied square footage, are distributed as follows: Professional/Business Services (Legal, CPA) - 23%; Medical offices - 9.0%; Finance/real estate - 17%; Other services (publishers, graphic artists, et al) - 13%; Non- Profit - 7%; Retail - 2%; Tech/Internet - 30%. No single tenant occupies more than 15% of the NRA.

ShopExpert.Com, the largest tenant, provides a turnkey marketing plan that helps brick and mortar retailers drive online shoppers in to physical retail locations from the retailer's website. ShopExpert.com was started in 1998 and is backed, in part, by Lycos.

PROPERTY MANAGER:                 AGI Capital Group, Inc.

OCCUPANCY (AS OF DATE):           95% (7/13/00)

U/W NOI:                          $1,990,668

U/W NET CASH FLOW:                $1,874,604

U/W NET CASH FLOW DSCR:           1.25

APPRAISED VALUE ($ PSF):          $23,800,000 ($292 psf)

APPRAISAL DATE:                   5/22/00

CUT-OFF DATE LTV RATIO:           69.02%

MATURITY DATE/ARD LTV
RATIO:                            62.42%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET





















                      This page intentionally left blank.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET


















                      This page intentionally left blank.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

November 30, 2000 2:12 PM